UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2005

JETBLUE AIRWAYS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of Other Jurisdiction of Incorporation)	000-49728 (Commission File Number)	87-0617894 (I.R.S. Employer Identification No.)

118-29 Queens Boulevard, Forest Hills, New York 11375

(Address of principal executive offices)                             (Zip Code)

(718) 709-3026

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On November 7, 2005, JetBlue Airways Corporation ("JetBlue") entered into an Underwriting Agreement (the "Underwriting Agreement") with Morgan Stanley & Co. Incorporated and Raymond James & Associates, Inc. (the "Underwriters") relating to the public offering and sale of 7,500,000 newly issued shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), at an offering price to the public of $18.00 per share. JetBlue also granted to the Underwriters a 30-day option to purchase an additional 1,125,000 shares of Common Stock at the same price per share to cover over-allotments. On November 7, 2005, the Underwriters exercised in full their over-allotment option. The closing of the offering, which is subject to customary closing conditions, is expected to occur on November 10, 2005. These shares of Common Stock were registered for offer and sale under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to JetBlue's Registration Statements on Form S-3, File Nos. 333-109546 and 333-119549. For a more detailed description of the agreements entered into by JetBlue in connection with this offering, see the disclosure under the caption "Underwriting" contained in JetBlue's Prospectus Supplement dated November 7, 2005 to the Prospectus dated November 4, 2004, each of which has been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated by reference.

The Underwriting Agreement is filed as Exhibit 1 hereto and is also hereby being filed as an exhibit to, and is hereby incorporated by reference in, JetBlue's Registration Statement on Form S-3, File No. 333-119549.

Item 8.01.    Other Events

On November 7, 2005, JetBlue issued two separate press releases announcing the public offering of its Common Stock and the pricing of its Common Stock offering, respectively. On November 8, 2005, JetBlue issued a press release announcing the exercise in full of the Underwriters' Common Stock over-allotment option to purchase additional shares of Common Stock. These press releases are filed herewith as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively.

Item 9.01.     Financial Statements and Exhibits.

The Exhibit Index included after the signature page of this report is hereby incorporated herein by reference. The document listed as Exhibit 1 on the Exhibit Index is also filed as an exhibit with reference to the Company's Registration Statement on Form S-3, File No. 333-119549.

Exhibit Number	Description

1	Underwriting Agreement, dated November 7, 2005, among JetBlue Airways Corporation and Morgan Stanley & Co. Incorporated and Raymond James & Associates, Inc.
99.1	Press Release dated November 7, 2005, titled "JetBlue Announces Common Stock Offering".
99.2	Press Release dated November 7, 2005, titled "JetBlue Announces Pricing of Common Stock Offering".
99.3	Press Release dated November 8, 2005, titled "JetBlue Announces Exercise of Underwriters' Common Stock Over-Allotment Option".

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION

Date: November 9, 2005  By: /s/ HOLLY NELSON

Vice President and Controller (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
1	Underwriting Agreement, dated November 7, 2005, among JetBlue Airways Corporation and Morgan Stanley & Co. Incorporated and Raymond James & Associates, Inc.
99.1	Press Release dated November 7, 2005, titled "JetBlue Announces Common Stock Offering".
99.2	Press Release dated November 7, 2005, titled "JetBlue Announces Pricing of Common Stock Offering".
99.3	Press Release dated November 8, 2005, titled "JetBlue Announces Exercise of Underwriters' Common Stock Over-Allotment Option".